Dear Shareholder:

The Age of Irrational Exuberance came to an end in March of 2000. The partial return of reason in the pricing of stocks was felt in a very uneven fashion last year:

2001
Nasdaq Composite	-21.1%
S&P 500	-11.9%
Russell 1000 Value Index	-5.6%
Morningstar Large Value	-5.4%
Your Portfolio	10.3%

The South Sea Bubble. The Dutch Tulip Mania. The Roaring '20s. It is easy to dismiss these orgies of speculation as the products of a distant and deviant past before the advent of professional security analysts using computer-based valuation models. There is also a strong element of condescension toward anyone dumb enough to lose his money in what now seems such an obvious lunacy. (Trivia: It did not seem so crazy then to the world's smartest man; Isaac Newton lost the then-enormous sum of £ 2,000 when the South Sea Bubble popped.)
     It is less easy to dismiss the lunacy of "irrational exuberance" prevailing in this country only two years ago. The degree of stock market overvaluation in the year 2000 significantly exceeded that of 1929 by many measures (e.g. a higher price/earnings ratio, a lower dividend yield, and a higher ratio of stock market capitalization to gross domestic product). In contrast to 1929 when only 10% of American households owned stocks, now over half do. The people who created what will be viewed as one of the great speculative lunacies of history are not benighted incompetents from a long gone era. They are our friends and neighbors.
     How could so many decent, intelligent people do something so clearly crazy? Part of the answer is the first of the two eternal motivations for investors-greed and fear. The worst of the greed element has declined along with stock prices. Fear, particularly the obsessive fear that converts rational investors into dysfunctional insomniacs, is notable today primarily by its absence. Even after two years of sometimes stunning losses, the stock market currently is valued more by optimists who hope to make money than by pessimists who fear losing it. Part of the answer also lies in the dynamics of crowd behavior, which reduce normally sensible people to something much less as a group. Gustave Le Bon, a social psychologist, noted, "The individual regresses in a crowd and descends several rungs in the ladder of civilization."

When Will the Economy Hit Bottom?

Napoleon said, "The best way not to break your word is not to give it." The same principle applies to economic forecasts; the best way to avoid making a bad forecast is not to make one in the first place. Bad predictions, often remarkably bad ones, have been common over the last year by economists, investment analysts and corporate executives. The Economist magazine noted that 95% of American economists predicted no recession as of last February. The recession began in March. In a rational world, the memory of so many mistakes would lead to more modesty about future forecasts. In the real world, however, economic uncertainty generates both a rising compulsion to predict the future and a declining capacity to do so accurately. Today's most popular topic for the prediction profession is when the current recession will end and economic recovery will begin.
     We have no unique insight as to when the economy will hit bottom. It may have done so already. We do note, however, that much of the prediction profession currently shares an implicit but very important assumption, i.e., once the economy starts its recovery there will be an end to financial problems and the beginning of a wonderful new bull market. Maybe that will happen. As long-term investors, our concerns center about three issues of irreducible uncertainty as to what happens after the economy begins its recovery:

1.  What is the normal level of corporate profits and their future growth rate?

The late 1990s were uniquely favorable for profits; the unusual conditions that produced them may not be repeated.

2.  What is the present value for those uncertain future profits?

The stock market currently is at valuation levels normally seen at past bull market peaks, not bear market bottoms. Even a robust recovery in profits may do no more than validate current stock prices; an anemic recovery would be a major risk to them.

3.  This is the first synchronized slowdown for the world's major economies in a generation. Globalization very effectively transmitted our economic weakness to Europe and Asia last year; how effectively their growing weakness magnifies our own remains to be seen.

Nostalgia Is Better than It Used to Be

Nostalgia for the good old days usually reveals only one's advancing age and declining memory. The old days seldom were as good then as selective memory suggests now, but there are exceptions. Accounting is one such exception. There was a time when generally accepted accounting principles presented a reasonable statement of a company's economic position and progress. Today, however, there are many other accounting numbers among which to choose, mostly under the label of "pro forma." Some of the more creative examples of pro forma accounting are known without affection as EBBS (Earnings Before Bad Stuff). The answer to the obvious question, "Which number is right?" is an unsatisfactory "Any one (or none) may be relevant, depending on the circumstances." On the positive side, the increased level of footnote disclosure provides an opportunity to do a better and more complete job of financial analysis. All this makes our task as security analysts more complex, but then that is part of our job description. Those placed at a particular disadvantage are non-professional investors who have neither the time nor the training to derive meaningful conclusions from confusing accounting.
     Even when professional security analysts know full well that they can't understand a company's accounting, does that deficiency of knowledge make any difference? In the case of Enron, the amazing answer was no. A year ago, Fortune Magazine referred to "Enron's opaque accounting and dubious rationalizations." The stock at that time was $75 per share. Demonstrating that the absence of adequate information is no obstacle to the presence of adamant opinion, thirteen of eighteen analysts covering it then rated the stock a buy. After the stock fell to under $10 (on its way to bankruptcy), the New York Times summarized the situation, "Investors and analysts knew they did not know what was going on. They bought anyway."
     We mention Enron because we considered the stock after it fell to $35. We chose not to buy it because of the then-obvious fact that we really could not understand the accounting and business well enough to value it. Simple as it sounds, we will not buy what we can't understand reasonably well. Maintaining a certain amount of honesty and modesty about the limits of our knowledge is one way we can keep ourselves and your portfolio out of trouble. Reasonable diligence in understanding what we buy also is central to our role as prudent fiduciaries in managing the assets you have entrusted to us.

The Other Disappearing Surplus

A year ago the political debate centered on how to spend the federal budget surplus that extended as far as a budget director could see. With that myopic vision now corrected by a slowing economy and rising spending on security, those once-certain years of federal surplus are nowhere to be seen. Less noticed but no less relevant, another surplus is disappearing right before the eyes of investors.
     Many companies finished the 1990s with a significant surplus in their pension plans, largely as a pleasant consequence of the great bull market in equities. A pension surplus reduces the cost of paying employees (lower contributions required to fund their pensions), thereby boosting profits, which further boosts stock prices, etc. This virtuous circle becomes vicious when stock prices decline, reducing pension surpluses, increasing the cost of contributing to employee pensions, lowering reported profits, and further pressuring stock prices. The mechanics of accounting may mean that the full impact of declining equity prices will be felt only over several years.
     There are three lessons for investors in all this. First, financial projections, particularly of a wonderful surplus, should be taken with a sack of salt, not merely a grain of it. Second, most virtuous circles carry within them the vicious potential to go into reverse. Third, the stock market is not merely a reflection of economic events but a force for changing them. In addition to the pension surplus issue, the soaring stock market was a major cause of the lowest personal savings rate since the 1930s. Companies that paid their employees with stock options now must use cash. Governments such as California's that relied heavily on capital gains taxes now face large holes in their budgets as capital gains turn to losses. The full indirect effects of the current bear market in stocks are not yet visible, but they will be soon.

Down Is a Four Letter Word

Corporate profits began their plunge well before the current recession began. Operating earnings (profit before write-offs of past mistakes) for the S&P 500 fell from $56 in 2000 to about $39 last year. Reported profit (including those pesky write-offs estimated at a record $125 billion last year) sunk from $50 to about $25 in the same period. The speed and severity of this collapse were stunning to corporate executives and investment analysts alike.
     Profits are not the only thing going down. Interest rates have declined to 1960s levels. Inflation has virtually vanished, at least for the time being. Economic growth has turned negative. The credibility of economic and profit predictions has fallen to new lows. Only one thing clearly has gone up in the last year- the level of uncertainty facing investors.
     Change is an inevitable and often welcome fact of life. Uncertainty is just as inevitable and seldom welcome. The normal level of uncertainty inherent in investing is magnified today by significant and simultaneous changes in many of the major variables affecting the valuation of equities. Even a small change in the level of interest rates or the growth of profits can have a major impact on the value of stocks. All this creates a confusing situation for investors similar to the problem described by the great Danish physicist Niels Bohr in his field of study, "If you are not confused by quantum mechanics then you clearly don't understand it."
     Like the (hopefully modest) increase in insecurity since September 11th, the increase in uncertainty is a fact investors must learn to accept. For us, this means careful attention to the analysis of risk, a task we tackle through the devil's advocate system (one analyst is assigned to research the negative issues before we buy a stock). It also means requiring a margin of safety in case we are wrong, which occasionally we are. Doing these basics of investing consistently and well is the primary way we can add value to your portfolio during this period of unusually increased uncertainty.

Apocalypse Now and Then

Question: What was the second largest computer company a decade ago?

Hint: It is gone and forgotten. For years Digital Equipment was a glamorous success story of technological innovation and entrepreneurship. The company's demise points out an uncomfortable fact of life for technology growth companies-few of those often-exciting franchises are as permanent as the pyramids. What investors remember most, however, are yesterday's winners rather than the losers. J.K. Galbraith described this tendency toward benignly selective recall, "Nothing more deeply characterizes the financial mind than its ability to forget the last disaster and move confidently to the next."
     Technology stocks are worth a special mention because they dominated the stock market less than two years ago. Many of the dot.com stocks that soared on hype soon vanished along with the hope of investors who bought them. There never was any valuation support for their prices, but then few seriously contended there was at the time. Many at the time did believe that larger companies such as Cisco and JDS Uniphase were cheap, at least until their recent layoffs and multi-billion dollar write-offs.
     Avoiding those tech companies was the obviously rational course of action as the Age of Irrational Exuberance reached its peak. Avoiding them now is less obvious in light of their often-stunning declines. The universe of tech companies has shrunk more in the last two years than the universe of tech investors who hope that profits, like lightning, will strike the same stocks twice. This keeps many tech stock prices high in relation to their often-uncertain earnings. Some day tech stocks may appear in your portfolio, but only after two conditions are met: the stocks are reasonably cheap and the underlying companies have reasonably stable franchises. Those conditions are not obviously present today.

The Wile E. Coyote Stock Market

The classic scene in the Roadrunner cartoon series is the anguished expression on the face of Wile E. Coyote as he runs off a cliff and looks down to see he has no support. Investors in equities are in the same position. There simply is no valuation support to the current level of stock prices by any traditional measure. Only a swift and dramatic recovery in corporate profits can validate today's generous equity prices. Anything less will leave the stock market, like Wile E. Coyote, with far to fall. That is an unappealing asymmetry of risk and return.
     Faced with that asymmetry, we were relatively inactive in trading last year. On the whole, we were pleased with the operational performance of the companies in your portfolio. Earnings disappointments were rare, particularly by comparison with popular technology companies. We found a few stocks to buy after the September 11th tragedy, but only a few. It was a quiet year.
     Future years may not be as quiet or as kind. The generous level of stock market valuation today implies both major risk and modest return. The last decade provided memorable double-digit gains on equities. This decade is likely to produce returns not much above the 6% available of U.S. Treasury bonds. After making a killing, investors probably will have to settle for making a living.
There was one change in our firm's staff last year. We are pleased to announce that Kelly Sueoka has become a principal of the firm.

Sincerely,
/s/ James Gipson Chairman & President	/s/ Michael Sandler Co-Manager	/s/ Bruce Veaco Co-Manager	/s/ Peter Quinn Co-Manager

Investment Portfolio

December 31, 2001

Common Stocks (70.0%)

Shares		Value

	Advertising (3.9%)
3,554,600	The Interpublic Group of Companies, Inc.	105,002,884

	Computer Services (2.3%)
1,251,200	Computer Sciences Corporation*	61,283,776

	Conglomerates (2.6%)
1,097,500	United Technologies Corporation	70,931,425

	Consumer Products (1.6%)
1,599,600	Newell Rubbermaid Inc.	44,100,972

	Food & Tobacco (16.3%)
2,874,800	Philip Morris Companies Inc.	131,809,580
3,811,300	McDonald's Corporation	100,885,111
2,316,100	UST Inc.	81,063,500
2,992,300	Sara Lee Corporation	66,518,829
1,388,600	Kraft Foods Inc. Class A	47,254,058
890,724	Tyson Foods Inc. Class A	10,287,862
		437,818,940

	Industrial & Electrical Equipment (1.2%)
811,800	Pitney Bowes Inc	30,531,798
60,416	Other*	746,138
		31,277,936

	Insurance & Financial Services (4.6%)
2,829,600	American Express Company	100,988,424
824,140	Old Republic International Corporation	23,084,161
		124,072,585

	Mortgage Finance (12.4%)
2,847,600	Freddie Mac	186,233,040
1,083,000	Fannie Mae	86,098,500
1,017,900	Golden West Financial Corporation	59,903,415
		332,234,955

	Real Estate Investments (11.4%)
3,084,500	Equity Residential Properties Trust	88,555,995
2,183,600	Security Capital Group Inc./Class B*	55,397,932
1,610,900	Equity Office Properties Trust	48,455,872
1,683,300	Archstone-Smith Trust	44,270,790
846,200	Apartment Investment & Management Company	38,696,726
949,200	Mack-Cali Realty Corporation	29,444,184
		304,821,499

	Retailing (8.4%)
5,639,800	Staples, Inc.*	105,464,260
3,123,100	Office Depot, Inc.*	57,902,274
961,900	Target Corporation	39,485,995
366,600	Sherwin-Williams	10,081,500
622,700	Other*	12,995,749
		225,929,778

	Special Situations (5.3%)
2,108,200	Manpower Inc.	71,067,422
2,287,100	R.R. Donnelley & Sons Company	67,903,999
150,100	Great Lakes Chemical Corporation	3,644,428
		142,615,849

	Total Common Stocks (Cost $1,583,745,109)	1,880,090,599

Short Term Investments (29.9%)
Par Value
State Street Repurchase Agreements (29.9%) (Note 6)
801,680,000	0.850%, due 12/31/01, due 01/02/02 (Cost $801,680,000)	801,680,000

Total Short Term Investments (Cost $801,680,000)	801,680,000

Total Investment Portfolio (99.9%) (Cost $2,385,425,109)	2,681,770,599

Cash and Receivables less Liabilities (0.1%)	3,360,019
Net Assets (100.0%)	$2,685,130,618

See notes to financial statements.
*Non-income producing securities

Statement of Assets and Liabilities

As of December 31, 2001
Assets:
Investment Portfolio:
Investment securities, at market value (identified cost: $2,385,425,109)	$ 2,681,770,599
Receivable for:
Fund shares sold	33,006,256
Dividends and interest	3,527,862
Directed commission recapture (Note 5)	109,384
36,643,502
2,718,414,101
Liabilities:
Payable for:
Investments purchased	29,524,318
Fund shares repurchased	1,107,645
Accrued expenses (including $2,161,417 due adviser)	2,651,520
33,283,483
Net Assets: (equivalent to $83.53 per share on 32,143,927 shares
of Capital Stock outstanding-200,000,000 shares authorized)	$ 2,685,130,618

Components of Net Assets:
Paid-in Capital	$ 2,387,724,596
Unrealized appreciation of investments (Note 4)	296,345,490
Undistributed realized capital gains (Note 4)	1,029,563
Undistributed net investment income	30,969
Net assets at December 31, 2001	$ 2,685,130,618

Statement of Operations

Year Ended December 31, 2001

Investment Income:
Dividends	$ 32,166,809
Interest	20,157,059
Total Investment Income	52,323,868
Expenses:
Management fee (Note 2)	$ 18,656,658
Transfer agent	1,172,266
Registration Fees	381,183
Custodian and accounting	241,400
Postage and Other	215,253
Printing	81,479
Insurance	32,875
Legal	24,173
Auditing	19,000
ICI Dues	15,508
Directors' fees (Note 2)	15,000
Taxes	800
Miscellaneous	2,248
	20,857,843
Reduction of Expenses (Note 5)	(617,018)
	Total Expenses	20,240,825
	Net Investment Income	32,083,043
Net Realized and Unrealized Gain on Investments:
Realized gain on investments (excluding short-term investments):
Proceeds from investments sold	406,443,997
Cost of investments sold	323,665,314
Net realized gain on investments (Notes 3 and 4)		82,778,683
Unrealized appreciation of investments:
Beginning of year	222,039,368
End of year (Note 4)	296,345,490
Increase in unrealized appreciation of investments		74,306,122
Net realized and unrealized gain on investments		157,084,805
Net Increase in Net Assets resulting from Operations	$ 189,167,848

Statement of Changes in Net Assets

Year Ended December 31,
2001	2000
Increase in Net Assets:
Operations:
Net investment income	$ 32,083,043	$ 26,476,893
Net realized gain on investments (Note 3 and 4)	82,778,683	121,721,093
Net unrealized appreciation investments	74,306,122	159,898,097
Net increase in net assets resulting from operations	189,167,848	308,096,083

Distributions to shareholders from:
Net investment income	(32,052,074)	(26,847,920)
Net realized capital gain	(81,749,120)	(121,707,058)
Return of capital (Note 7)	-0-	(316,890)
Decrease in net assets resulting from Distributions
	(113,801,194)	(148,871,868)
Capital Stock Transactions:
Proceeds from Capital Stock sold
(22,008,326 and 6,011,969 shares, respectively)	1,799,146,298	469,119,447
Proceeds from Capital Stock purchased by
reinvestment of dividends and distributions
(1,318,514 and 1,799,323 shares, respectively)	109,265,284	139,969,302
Cost of Capital Stock redeemed
(8,424,197and 5,286,016 shares, respectively)	(665,023,689)	(362,658,909)
Increase (decrease) in net assets resulting
from Capital Stock transactions	1,243,387,893	246,429,840
Total increase (decrease) in net assets	1,318,754,547	405,654,055
:	Net Assets
	Beginning of year (includes -0- and $371,027 of undistributed
	net investment income, respectively)	1,366,376,071	960,722,016
	End of year (includes $ 30,969 and -0- of undistributed
	net investment income, respectively)	$ 2,685,130,618	$1,366,376,071

See notes to financial statements

Financial Highlights
			Year Ended December 31,
	2001	2000	1999	1998	1997
Per Share Data:
Net asset value,
beginning of year	$79.25	$ 65.28	$ 75.37	$ 76.86	$ 67.57

Income (loss) from investment operations:
Net investment income	1.08	1.83	2.27	1.64	1.36

Net realized and unrealized
gain (loss) on investments	7.03	22.40	(3.96)	11.36	19.12

Total income (loss) from
investment operations	8.11	24.23	(1.69)	13.00	20.48

Less distributions:
Dividends from net
investment income	(1.08)	(1.86)	(2.25)	(1.63)	(1.36)

Distributions of
Return of capital	-	(0.02)	-	-	-

Distributions from net
realized gain on investments	(2.75)	(8.38)	(6.15)	(12.86)	(9.83)

Net asset value, end of year	$83.53	$ 79.25	$ 65.28	$ 75.37	$ 76.88

Total return	10.3%	37.4%	(2.0%)	19.2%	30.2%

Ratios and Supplemental Data;
Net assets ($000's), End of Period	$2,685,131	$1,366,376	$960,722	$1,232,319	$824,083

Ratio of Expenses
Net of Expense Reduction (Note 5)	1.08%	1.09%	1.10%	1.06%	1.08%
Gross of Expense Reduction	1.12%	1.11%	1.11%	1.08%	1.09%

Ratio of net investment income to average net assets	1.72%	2.88%	2.54%	2.13%	1.84%

Portfolio Turnover Rate	23%	46%	63%	65%	31%

Number of shares outstanding at end of period (000's)	32,144	17,241	14,716	16,350	10,721

See notes to financial statements

Notes to Financial Statements

December 31, 2001

note 1 - The Clipper FundSM ("Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company. The investment objective of the Fund is long-term capital growth and capital preservation achieved primarily by investing in equity and equity substitute securities that are considered by Fund management and the Investment Adviser to have long-term capital appreciation potential. Bonds may be used when they are judged to offer higher potential long-term returns than stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States:

(a) Security Valuation - Investments in securities traded on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. Discounts and premiums are accreted and amortized over the life of the respective securities. Short term investments are stated at amortized cost, which approximates value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

(b) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(d) Other - As is common in the industry, security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

note 2 - The Investment Adviser's management fee is equal to 1% per annum of the Fund's average daily net asset value. The management fee is accrued daily in computing the net asset value per share.

Each Director who is not an interested person of the Investment Adviser is compensated by the Fund at the rate of $1,250 per quarter.

note 3 - The cost of securities purchased (excluding short-term investments) for the year ended December 31, 2001, was $1,135,205,500. The cost of securities held is the same for Federal income tax and financial reporting purposes. Realized gains or losses are based on the specific identification method.

note 4 - During the year ended December 31, 2001, the Fund realized net capital gains of $82,778,683 from securities transactions for Federal income tax and financial reporting purposes. As of December 31, 2001, unrealized appreciation of investment securities for tax and financial reporting purposes aggregated $296,345,490 of which $302,328,770 related to appreciated securities and $5,983,280 related to depreciated securities.

note 5 - During the year ended December 31, 2001, the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions to brokers, in order to reduce operating expenses, was $614,429,211 and $858,620, respectively.

note 6 - As of December 31, 2001, the Fund held State Street Bank repurchase agreements, collateralized by U.S. Treasury obligations, due January 24, February 14, 21, 28, March 21, May 2, 23, June 20, August 15, September 30, November 8, 30, and December 31, 2002, respectively. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller (State Street Bank & Trust Co.) of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

note 7 - Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses, and capital loss carry forwards. In the event that distributions exceed the aggregate amount of undistributed net investment income and net realized capital gains, the excess distribution is classified as a reduction of paid-in-capital, thus reducing the tax basis of shareholders interest in the fund. For the year ended December 31, 2000, reclassification among the components of net assets are as follows:

Undistributed Net	Undistributed Net
Investment Income	Realized Gains	Paid-in Capital
$316,890	-	($316,890)

Report of Independent Auditors
To the Shareholders and Board of Directors of Clipper FundSM:

We have audited the accompanying statement of assets and liabilities of Clipper FundSM (the "Fund"), including the investment portfolio, as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clipper FundSM at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                      Ernst & Young llp

Los Angeles, California
January 18, 2002

Performance

December 31, 2001
	CLIPPER	LARGE VALUE	S&P 500
One year	10.3%	(5.4%)	(11.9%)
Three Years	14.1%	2.3%	(1.0%)
Five Years	18.2%	8.8%	10.7%
Ten Years	17.5%	11.9%	12.9%
Fifteen Years	16.0%	11.9%	13.7%
Since Inception (February 29, 1984)	17.1%	13.1%	14.9%

Third Quarter, 2001	(2.5%)	(12.3%)	(14.7%)
Fourth Quarter, 1987	(7.5%)	(19.2%)	(22.5%)
Cumulative Decline During Down Quarters	(47.7%)	(64.0%)	(70.3%)
Beta Since Inception (February 29, 1984)	0.51	0.81	1.00

Notes
All returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Investment return and principal value of investments fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.

Clipper FundSM 's performance is compared with that of the S&P 500 Index, an unmanaged index of 500 companies widely recognized as representative of the equity market in general and the Morningstar Large Value Funds Index, an index of 906 actively managed large value mutual funds monitored by Morningstar.

As disclosed in the letter to shareholders, the Nasdaq Composite Index, which is market-value weighted, measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The Dow Jones Industrial Average is an unmanaged index of 30 companies that are widely recognized as representative of the equity market in general.

SHAREHOLDER PRIVACY NOTICE

     The Clipper FundSM collects nonpublic personal information about you but never discloses this information to third parties and has no intention of doing so. The sources used to collect your information are:

  Information we receive from you on applications or other forms; and
  Information about your transactions with others, such as your financial advisor, or us.

     The Clipper FundSM will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions are met:

  Clipper FundSM receives your prior written consent;
  Clipper FundSM believes the recipient is your authorized representative;
  Clipper FundSM is permitted by law to disclose the information to the recipient in order to service your account(s); or
  Clipper FundSM is required by law to disclose information to the recipient.

     If you decide to close your account(s) or become an inactive customer, the Clipper FundSM will adhere to the privacy policies and practices as described in this notice.
     If you hold shares of the Clipper FundSM through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.
     Clipper FundSM restricts access to your personal and account information to those employees who need to know that information to provide you products or services. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr-valueinvestors.com

DIRECTORS	QUARTERLY REPORT December 31, 2001
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.